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                                                                Registration No.
--------------------------------------------------------------------------------
                                                                      EXHIBIT 25
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------
                                    FORM T-1
                                 ---------------
                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE
                                 ---------------

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                       PURSUANT TO SECTION 305(b)(2) |__|
                                 ---------------

                                  SUNTRUST BANK
               (Exact name of trustee as specified in its charter)


                 GEORGIA                                 58-0466330
 (State of incorporation or organization    (I.R.S. employer identification no.)
      if not a U.S. national bank)

           303 PEACHTREE STREET                            30303
                 SUITE 300                               (Zip Code)
             ATLANTA, GEORGIA
 (Address of principal executive offices)

                                 ---------------

                                  GEORGE HOGAN
                                 VICE PRESIDENT
                                  SUNTRUST BANK
                           CORPORATE TRUST DEPARTMENT
                            25 PARK PLACE, 24TH FLOOR
                             ATLANTA, GEORGIA 30303
                                 (404) 588-7591
            (Name, address and telephone number of agent for service)

                                 ---------------

                           BRINKER INTERNATIONAL, INC.

     A DELAWARE CORPORATION                               75-1914582
(State or other jurisdiction of                (IRS employer identification no.)
 incorporation or organization)

         6820 LBJ FREEWAY                                  75240
           DALLAS, TEXAS                                 (Zip Code)
 (Address of principal executive
           offices)

                                 ---------------

                    ZERO COUPON CONVERTIBLE SENIOR DEBENTURES
                       (Title of the indenture securities)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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1.       GENERAL INFORMATION.

         Furnish the following information as to the trustee -

                  Name and address of each examining or supervising authority to which it is subject.

                  DEPARTMENT OF BANKING AND FINANCE,
                  STATE OF GEORGIA
                  ATLANTA, GEORGIA

                  FEDERAL RESERVE BANK OF ATLANTA
                  104 MARIETTA STREET, N.W.
                  ATLANTA, GEORGIA

                  FEDERAL DEPOSIT INSURANCE CORPORATION
                  WASHINGTON, D.C.

                  Whether it is authorized to exercise corporate trust powers.

                  YES.

2.       AFFILIATIONS WITH OBLIGOR.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         NONE.

3-12 NO RESPONSES ARE INCLUDED FOR ITEMS 3 THROUGH 12. RESPONSES TO THOSE ITEMS ARE NOT REQUIRED BECAUSE, AS PROVIDED IN GENERAL INSTRUCTION B AND AS SET FORTH IN ITEM 13(B), THE OBLIGOR IS NOT IN DEFAULT ON ANY SECURITIES ISSUED UNDER INDENTURES UNDER WHICH SUNTRUST BANK IS A TRUSTEE.

13.      DEFAULTS BY THE OBLIGOR.

         (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

         THERE IS NOT AND HAS NOT BEEN ANY DEFAULT UNDER THIS INDENTURE.

         (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

         THERE HAS NOT BEEN ANY SUCH DEFAULT.


14-15 NO RESPONSES ARE INCLUDED FOR ITEMS 14 AND 15. RESPONSES TO THOSE ITEMS ARE NOT REQUIRED BECAUSE, AS PROVIDED IN GENERAL INSTRUCTION B AND AS SET FORTH IN ITEM 13(B), THE OBLIGOR IS NOT IN DEFAULT ON ANY SECURITIES ISSUED UNDER INDENTURES UNDER WHICH SUNTRUST BANK IS A TRUSTEE.


16.      LIST OF EXHIBITS.



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         List below all exhibits filed as a part of this statement of eligibility; exhibits identified in parentheses are filed with the Commission and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939, as amended, and Rule 24 of the Commission's Rules of Practice.

         (1) A copy of the Articles of Amendment and Restated Articles of Incorporation of the trustee as now in effect. (Exhibit 1 to Form T-1, filed with Registration No. 333-32106)

         (2) A copy of the certificate of authority of the trustee to commence business. (Included in Exhibit 1)

         (3) A copy of the authorization of the trustee to exercise corporate trust powers. (Included in Exhibit 1)

         (4) A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1, filed with Registration No. 333-32106)

         (5)      Not applicable.

         (6) The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939.

         (7) A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority as of the close of business on June 30, 2001.

         (8)      Not applicable.

         (9)      Not applicable.











                                       -2-

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                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, SunTrust Bank, a banking corporation organized and existing under the laws of the State of Georgia, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta and the State of Georgia, on the 11th day of December, 2001.

                                         SUNTRUST BANK



                                         By: /s/ GEORGE HOGAN
                                             ---------------------------------
                                                 George Hogan
                                                 Vice President

                              EXHIBIT 1 TO FORM T-1

                            ARTICLES OF INCORPORATION
                                       OF
                                  SUNTRUST BANK


          (Exhibit 1 to Form T-1, filed with Registration No.333-32106)

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                              EXHIBIT 2 TO FORM T-1

                            CERTIFICATE OF AUTHORITY
                                       OF
                       SUNTRUST BANK TO COMMENCE BUSINESS

                             (Included in Exhibit 1)

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                              EXHIBIT 3 TO FORM T-1


                                  AUTHORIZATION
                                       OF
                            SUNTRUST BANK TO EXERCISE
                             CORPORATE TRUST POWERS

                             (Included in Exhibit 1)

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                              EXHIBIT 4 TO FORM T-1


                                     BY-LAWS
                                       OF
                                  SUNTRUST BANK

               (Exhibit 4 to Form T-1, filed with Registration No.333-32106)

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                              EXHIBIT 5 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)


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                              EXHIBIT 6 TO FORM T-1


                               CONSENT OF TRUSTEE

         Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the proposed issuance of the Brinker International, Inc. Zero Coupon Convertible Senior Debentures, SunTrust Bank hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                  SUNTRUST BANK



                                                     By: /s/ GEORGE HOGAN
                                                        ------------------------
                                                             George Hogan
                                                             Vice President


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                              EXHIBIT 7 TO FORM T-1

                               REPORT OF CONDITION
                                   (ATTACHED)

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

SUNTRUST BANK                                                                                             FFIEC 031
ATLANTA, GA 30302                                                                                           RC-1
                                                                                                        ------------------
                                                                                                             11
                                                                                                        ------------------
FDIC Certificate Number - 00867

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR JUNE 30, 2001

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC - BALANCE SHEET

                                                                                                        DOLLAR AMOUNTS IN THOUSANDS
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
    1.  Cash and balances due from depository institutions (from Schedule RC-A):                      RCFD
                                                                                                    -------- -----------------
        a. Noninterest-bearing balances and currency and coin (1)..................................   0081          4,029,295  1.a
                                                                                                    -------- -----------------
        b. Interest-bearing balances (2)...........................................................   0071            108,872  1.b
                                                                                                    -------- -----------------
    2.  Securities:
                                                                                                    -------- -----------------
        a. Held-to-maturity securities (from Schedule RC-B, column A)..............................   1754                  0  2.a
                                                                                                    -------- -----------------
        b. Available-for-sale securities (from Schedule RC-B, column D)............................   1773         15,927,784  2.b
                                                                                                    -------- -----------------
    3.  Federal funds sold and securities purchased under agreements to resell.....................   1350          2,428,869  3
                                                                                                    -------- -----------------
    4.  Loans and lease financing receivables:(from Schedule RC-C)
                                                                                                    -------- -----------------
        A. LOANS AND LEASES HELD FOR SALE                                                             5369          3,126,942  4.a
                                                                          ---------- -------------- -------- -----------------
        B. LOANS AND LEASES, NET OF UNEARNED INCOME                          B528       68,709,512                             4.b
                                                                          ---------- --------------
        c. LESS: Allowance for loan and lease losses.....................    3123          848,294                             4.c
                                                                          ---------- -------------- -------- -----------------
        D. LOANS AND LEASES, NET OF UNEARNED INCOME, ALLOWANCE, AND RESERVE (ITEM 4.B MINUS 4.C)...   B529         67,861,218  4.d
                                                                                                    -------- -----------------
    5.  Trading assets (from Schedule RC-D)........................................................   3545            484,294  5
                                                                                                    -------- -----------------
    6.  Premises and fixed assets (including capitalized leases)...................................   2145          1,298,098  6
                                                                                                    -------- -----------------
    7.  Other real estate owned (from Schedule RC-M)...............................................   2150             31,250  7
                                                                                                    -------- -----------------
    8.  Investments in unconsolidated subsidiaries and associated companies(from Schedule RC-M)....   2130                  0  8
                                                                                                    -------- -----------------
    9.  Customers' liability to this bank on acceptances outstanding...............................   2155             89,475  9
                                                                                                    -------- -----------------
   10.  Intangible assets..........................................................................
                                                                                                    -------- -----------------
        A. GOODWILL................................................................................   3163            241,499  10.a
                                                                                                    -------- -----------------
        B. OTHER INTANGIBLE ASSETS (FROM SCHEDULE RC-M)............................................   0426            379,965  10.b
                                                                                                    -------- -----------------
   11.  Other assets (from Schedule RC-F)..........................................................   2160          2,086,020  11
                                                                                                    -------- -----------------
   12.  Total assets (sum of items 1 through 11)...................................................   2170         98,093,581  12
                                                                                                    -------- -----------------

-----

(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.

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


SUNTRUST BANK                                                                                             FFIEC 031
ATLANTA, GA 30302                                                                                           RC-2
                                                                                                        ------------------
                                                                                                             12
                                                                                                        ------------------
FDIC Certificate Number - 00867
SCHEDULE RC - CONTINUED
                                                                                                        DOLLAR AMOUNTS IN THOUSANDS
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   13.  Deposits:                                                                                     RCON
        a. In domestic offices (sum of totals of columns A and C from Schedule                      -------- ----------------
           RC-E, part 1)................................................                              2200        60,291,519  13.a
                                                                         ---------- --------------- -------- ----------------
            (1) Noninterest-bearing (1).................................    6631        8,743,385                             13.a.1
                                                                         ---------- ---------------
            (2) Interest-bearing........................................    6636       51,548,134                             13.a.2
                                                                         ---------- ---------------
                                                                                                      RCFN
        b. In foreign offices, Edge and Agreement subsidiaries, and IBFs                            -------- ----------------
            (from Schedule RC-E, part II)...............................                              2200         3,658,760  13.b
                                                                         ---------- --------------- -------- ----------------
            (1) Noninterest-bearing.....................................    6631                0                             13.b.1
                                                                         ---------- ---------------
            (2) Interest-bearing........................................    6636        3,658,760     RCFD                    13.b.2
                                                                         ---------- --------------- -------- ----------------
   14.  Federal funds purchased and securities sold under agreements to repurchase.................   2800        12,161,227  14
                                                                                                    -------- ----------------
   15.  Trading liabilities (from Schedule RC-D)...................................................   3548                 0  15
                                                                                                    -------- ----------------
   16.  OTHER BORROWED MONEY (INCLUDES MORTGAGE INDEBTEDNESS AND OBLIGATIONS                        -------- ----------------
        UNDER CAPITALIZED LEASES) (FROM SCHEDULE RC-M):                                               3190         9,411,416  16
                                                                                                    -------- ----------------
   17.  Not applicable
                                                                                                    -------- ----------------
   18.  Bank's liability on acceptances executed and outstanding...................................   2920            89,475  18
                                                                                                    -------- ----------------
   19.  Subordinated notes and debentures(2).......................................................   3200         1,493,103  19
                                                                                                    -------- ----------------
   20.  Other liabilities (from Schedule RC-G).....................................................   2930         2,403,914  20
                                                                                                    -------- ----------------
   21.  Total liabilities (sum of items 13 through 20).............................................   2948        89,509,414  21
                                                                                                    -------- ----------------
   22.  MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES.............................................   3000           166,493  22
                                                                                                    -------- ----------------
EQUITY CAPITAL
                                                                                                    -------- ----------------
   23.  Perpetual preferred stock and related surplus..............................................   3838                 0  23
                                                                                                    -------- ----------------
   24.  Common stock...............................................................................   3230            21,600  24
                                                                                                    -------- ----------------
   25.  Surplus (exclude all surplus related to preferred stock)...................................   3839         2,516,538  25
                                                                                                    -------- ----------------
   26.  a. Retained earnings.......................................................................   3632         4,919,946  26.a
                                                                                                    -------- ----------------
        B. ACCUMULATED OTHER COMPREHENSIVE INCOME (3)..............................................   B530           959,590  26.b
                                                                                                    -------- ----------------
   27.  OTHER EQUITY CAPITAL COMPONENTS(4).........................................................   A130                 0  27
                                                                                                    -------- ----------------
   28.  Total equity capital (sum of items 23 through 27)..........................................   3210         8,417,674  28
                                                                                                    -------- ----------------
   29.  Total liabilities, minority interest, and equity capital (sum of items 21, 22 and 28)......   3300        98,093,581  29
                                                                                                    -------- ----------------

MEMORANDUM
TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.
    1.  Indicate in the box at the right the number of the statement below that best describes        RCFD        Number
        the most comprehensive level of auditing work performed for the bank by independent         -------- ----------------
        external auditors as of any date during 2000...............................................   6724               N/A  M.1
                                                                                                    -------- ----------------

    1=  Independent audit of the bank conducted in accordance with        5=  Directors' examination of the bank performed by other
        generally accepted auditing standards by a certified public           external auditors (may be required by state chartering
        accounting firm which submits a report on the bank                    authority)

    2=  Independent audit of the bank's parent holding company            6=  Review of the bank's financial statements by external
        conducted in accordance with generally accepted auditing              auditors
        standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

    3=  ATTESTATION ON BANK MANAGEMENT'S ASSERTION ON THE                 7=  Compilation of the bank's financial statements by
        EFFECTIVENESS OF THE BANK'S INTERNAL CONTROL OVER FINANCIAL           external auditors
        REPORTING BY A CERTIFIED PUBLIC ACCOUNTING FIRM

    4=  Director's examination of the bank conducted in accordance        8=  Other audit procedures (excluding tax preparation
        with generally accepted auditing standards by a certified             work)
        public accounting firm (may be required by state chartering authority)
                                                                          9=  No external audit work




------------------
(1)  Includes total demand deposits and noninterest-bearing time and savings deposits.
(2)  Includes limited-life preferred stock and related surplus.
(3)  Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains(losses) on cash flow hedges, cumulative currency translation adjustments, and minimum pension liability adjustments.
(4)  Includes treasury stock and unearned Employee Stock Ownership Plan shares.


-------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.

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                              EXHIBIT 8 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)

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                              EXHIBIT 9 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)